CONTINGENT LIABILITIES AND COMMITMENTS	12 Months Ended
Dec. 31, 2018
Disclosure of contingent liabilities and commitments [Abstract]
CONTINGENT LIABILITIES AND COMMITMENTS
Note 17: -     Contingent Liabilities and commitments

a.
On August 23, 2010, the Company entered into a 30 years collaboration agreement with Baxter Healthcare Corporation ("Baxter") with respect to obtaining the distribution rights the Company's AAT IV drug ("GLASSIA. During 2015, Baxter assigned all its rights under the collaboration agreement to Baxalta US Inc. ("Baxalta") which was acquired during 2016 by Shire plc, which is now part of Takeda (“Takeda” and in these consolidated financial statements Baxter, Baxalta and Shire will be referred to as "Takeda").

The collaboration agreement consists of three main agreements (1) An Exclusive Manufacturing, Supply and Distribution agreement for GLASSIA in the United States, Canada, Australia and New Zealand ("the Territory" and "the Distribution Agreement", respectively); (2) Technology License Agreement for the use of the Company's knowhow and patents for the production, continued development and sale of GLASSIA  by Takeda ("the License Agreement") in the Territory; and (3) A Paste Supply Agreement for the supply by Takeda of raw materials to be used by the Company for the production of GLASSIA ("the Raw Materials Supply Agreement").

Pursuant to the agreements, the Company was entitled to certain upfront and milestone payments at a total amount of $45 million, and for a minimum commitment of Takeda to acquire GLASSIA produced by the Company at a total amount of $ 60 million over the first five years of the Distribution Agreement. In addition, the Company is entitled to royalty payments, of no less than $5 million per year, on account of sales of GLASSIA that would be produced by Takeda in accordance with the License Agreement.  Between 2013 and 2016, the parties amended the License Agreement and the Distribution Agreement to extend the supply of GLASSIA by the Company to Takeda and increase Takeda’s minimum purchase commitment.

As of December 31, 2018, the Company received a total of $39.5 million on account of the agreed upfront and milestone payments from Takeda pursuant to the Distribution and License Agreements as amended. Prior to the last amendment of the Distribution Agreement in October 2016, the net sums received were recorded as deferred revenues and were recognized as revenues based on the actual sales of GLASSIA and on a pro-rata basis. Starting October 2016, the balance of the deferred revenues is recognized on a straight line basis according to Takeda’s updated minimum purchase commitment through December 31, 2018, which was the term of the supply commitment period prior to the October 2016 amendment. Non-refundable revenues due to the achievement of milestones are recognized upon reaching the milestone.

Pursuant to the October 2016 amendment of the Distribution Agreement, the distribution period is currently extended through the end of 2020, with the start of GLASSIA production by Takeda in 2021.

Pursuant to the Distribution Agreement Takeda is responsible to conduct any required additional clinical studies required to obtain or maintain GLASSIA’S marketing authorization in the Territory. Under certain condition, the Company will be required to participate in the funding of these clinical studies in a total amount not to exceed $10 million.

Pursuant to the Raw Material Supply Agreement Takeda undertook to provide the Company, free of charge, all quantities of raw materials required by the Company for manufacturing GLASSIA to be sold to Takeda for distribution in the Territory. The Company accounts for the fair value of the raw material used and sold as revenues and charges the same fair value to cost of revenue. In addition, the Company has the right to acquire from Takeda raw materials for its continued development, production, sale and distribution of GLASSIA by the Company outside the Territory.

b.	The Company has engaged in operating lease agreements for office and storage spaces. These agreements will expire in 2026.

Minimum future lease fees for the office and storage spaces as of December 31, 2018 are as follows:

U.S. Dollars in thousands

Year 1	$577
Year 2 to 5	2,365
Year 6 and thereafter	1,848

$4,790

c.	The Company has engaged in operating lease agreements for the vehicles in its possession. These agreements will expire between 2019 and 2021.

Minimum future lease fees for the existing vehicles as of December 31, 2018 are as follows:

U.S Dollars in thousands

Year 1	$406
Year 2	209
Year 3	29

$644

d.
In November 2006, the Company entered into an agreement with a third party in connection with a supply by the third party of a certain medical devise required for the development of a Company’s product. Pursuant to the agreement, the Company was licensed to use developments made by the third party. Furthermore, the third party will provide the Company with devices for carrying out the clinical trials, free of charge. In the event that the development is successful and the underlining product obtains required marketing authorization, the Company will pay the third party royalties based on sales of the devices through the later of the medical device patents expiration period or 15 years from the first commercial sale of the Company’s product.

On expiration of the royalty period, the license will become non-exclusive and the Company shall be entitled to use the rights granted to it pursuant to the agreement without paying royalties or any other compensation. In addition, and according to a mechanism set in the agreement, the third party would be required to pay royalties to the Company of the total net sales of the medical device exceeding a certain sum, through the later of the medical device patents expiration period or 15 years from the first commercial sale of the Company’s product.

In February 2008, the parties executed an amendment to the agreement according to which the exclusive global license granted to the Company was expanded to two additional indications. The royalties are applicable to all indications mentioned above.

In addition, the parties entered into a commercialization and supply agreement, which ensures long-term regular supply of the device, including spare parts.

e.
In August 2007, the Company entered into a long-term agreement with a third party for the purchase of a raw material used for the development, manufacture, sale and distribution of a Company’s product at graded amounts and prices. In addition to the price paid by the Company for the raw material, the Company will pay the supplier an additional sum upon the sale of the product manufactured using the third party’s raw material in specific territories as set in the agreement. As of December 31, 2018, there were no sales of the Company’s product in these specific territories since marketing authorization from the relevant regulatory agencies was not yet obtained.

f.
In July 2011, the Company entered into a strategic collaboration agreement with Kedrion Biopharma for clinical development, marketing, distribution and sales in the United States of KEDRAB, the Company’s rabies immune globulin (Human). The product, KEDRAB, is developed, manufactured and marketed by the Company in other countries. The Company obtained U.S marketing approval from the FDA for KEDRAB in August 2017. Launch of the product in the US was initiated in the beginning of 2018.

In October 2016 the parties entered into an amendment to the agreement pursuant to which the parties agreed to conduct a required post-marketing-commitment clinical study which was initiated in March 2017 and is still ongoing. The cost of the study is equally shared between the parties.